UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07489
Oppenheimer International Growth Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  November 30
Date of reporting period:  11/30/2008

Item 1. Reports to Stockholders.

November 30, 2008

Oppenheimer

International Growth Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

November 30, 2008 Oppenheimer Management International Commentaries and Growth Fund Annual Report M A N A G E M E N T C O M M E N TA R I E S Market Recap and Outlook Listing of Top Holdings A N N U A L R E P O RT Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS
Top Ten Common Stock Holdings

Capita Group plc	2.9%

Yahoo! Japan Corp.	2.5

Synthes, Inc.	2.4

ABB Ltd.	2.2

Sonic Healthcare Ltd.	2.1

Autonomy Corp. plc	2.0

Barry Callebaut AG	1.9

Nidec Corp.	1.8

Nintendo Co. Ltd.	1.7

BG Group plc	1.7
Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2008, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.
Top Ten Geographical Holdings

United Kingdom	19.0%

Japan	15.9

Switzerland	12.7

United States	11.7

France	9.2

Australia	7.5

Germany	3.6

The Netherlands	2.6

Spain	2.5

Sweden	2.2
Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2008, and are based on the total market value of investments.
9 | OPPENHEIMER INTERNATIONAL GROWTH FUND

TOP HOLDINGS AND ALLOCATIONS
Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2008, and are based on the total market value of investments.
10 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended November 30, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. The Fund’s Class A shares (without sales charge) declined by 46.64% over the reporting period, placing it in the 22nd percentile (42nd out of 195 ranked funds) relative to the universe of international multi-cap growth funds tracked by Lipper Inc.1 The MSCI EAFE Index lost 47.79% over the reporting period. By comparison, emerging markets, as measured by the MSCI Emerging Markets Index, performed significantly worse, declining by 56.42%.
     Over the year, there have been very few stocks that have registered a gain. The Fund has been helped enormously by holding cash for much of the year, which has accounted for between 10% and 15% of the Fund. We have already been investing the cash in some extremely attractively valued stocks in whose future we have a high level of confidence.
     The Fund was helped by relatively low weights in financial stocks and in commodity stocks. Financial stocks have been at the epicenter of the stock market rout. We have been perennially underweight in banks, finding them inherently difficult to analyze with a high level of confidence. Much of our financial exposure is in specialized financial companies with more straightforward business models and high barriers to entry. Unfortunately, even these got caught in the downdraft. In the commodities sector, we did have some exposure, and the collapse of commodity prices obviously fed through into poor stock performance. Another theme running through underperformers was financial leverage: Enterprise Inns plc, William Hill plc and Rio Tinto plc, among other stocks, were negatively affected. At the end of the reporting period, the Fund was overweight relative to the benchmark in the consumer discretionary, healthcare, industrials and information technology sectors. Conversely, the Fund at reporting period end was underweight consumer staples, energy, financials, materials, telecommunication services and utilities.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until November 30, 2008. In the case of Class A, Class B and Class C shares, performance is measured over a ten fiscal-year period. In the case of Class N shares, performance is measured

1.	Lipper Inc., 11/30/08. Lipper ranking is for Class A shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 11/30/08, without considering sales charges. Different share classes may have different expenses and performance characteristics. Past performance is no guarantee of future results.
11 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND PERFORMANCE DISCUSSION
from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is shown measured from inception of the Class on September 7, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, which is a widely recognized unmanaged index of international stock performance. The index performance includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
12 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 11/30/08
1-Year –49.71%      5-Year 1.23%      10-Year 2.37%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 18 for further information.
13 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 11/30/08
1-Year –49.73%      5-Year 1.25%      10-Year 2.51%
14 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 11/30/08
1-Year –47.55%      5-Year 1.69%      10-Year 2.21%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 18 for further information.
15 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class N Shares with Sales Charge of the Fund at 11/30/08
1-Year –47.32%      5-Year 2.15%      Since Inception (3/1/01) –0.83%
16 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class Y Shares of the Fund at 11/30/08
1-Year –46.37%      5-Year N/A      Since Inception (9/7/05) –4.78%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 18 for further information.
17 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 3/25/96. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 3/25/96. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 3/25/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
18 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Class Y shares of the Fund were first publicly offered on 9/7/05. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
19 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore,
20 | OPPENHEIMER INTERNATIONAL GROWTH FUND

the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	June 1, 2008	November 30, 2008	November 30, 2008

Class A	$1,000.00	$565.10	$5.07

Class B	1,000.00	562.70	8.38

Class C	1,000.00	563.10	8.06

Class N	1,000.00	564.40	6.33

Class Y	1,000.00	566.60	3.10

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.55	6.53

Class B	1,000.00	1,014.35	10.78

Class C	1,000.00	1,014.75	10.38

Class N	1,000.00	1,016.95	8.15

Class Y	1,000.00	1,021.05	4.00
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended November 30, 2008 are as follows:

Class	Expense Ratios

Class A	1.29%

Class B	2.13

Class C	2.05

Class N	1.61

Class Y	0.79
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
21 | OPPENHEIMER INTERNATIONAL GROWTH FUND

THIS PAGE INTENTIONALLY LEFT BLANK.
22 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS November 30, 2008

	Shares	Value

Common Stocks—87.3%
Consumer Discretionary—10.1%
Automobiles—1.6%
Bayerische Motoren Werke (BMW) AG	190,865	$4,811,587
Honda Motor Co.	498,646	10,960,373
Toyota Motor Corp.	479,952	15,065,983

		30,837,943

Diversified Consumer Services—0.4%
Dignity plc	858,870	8,403,386
Hotels, Restaurants & Leisure—1.0%
Carnival Corp.	481,660	10,114,860
Enterprise Inns plc	2,947,370	3,041,405
William Hill plc	2,056,582	6,071,247

		19,227,512

Household Durables—0.5%
SEB SA	326,903	9,931,133
Media—2.5%
British Sky Broadcasting Group plc	1,304,338	8,892,714
Grupo Televisa SA, Sponsored GDR	841,040	12,497,854
Mediaset SpA	1,360,425	7,392,157
Vivendi SA	517,947	14,641,681
Zee Entertainment Enterprises Ltd.	2,530,500	5,507,128

		48,931,534

Multiline Retail—0.2%
Pinault-Printemps- Redoute SA	96,630	4,617,462
Specialty Retail—1.4%
Hennes & Mauritz AB, Cl. B	285,385	10,508,703
Industria de Diseno Textil SA	457,440	15,368,886

		25,877,589

Textiles, Apparel & Luxury Goods—2.5%
Burberry Group plc	2,717,478	8,651,938
Compagnie Financiere Richemont SA, Cl. A	453,912	7,930,413
Luxottica Group SpA	620,250	11,497,348
LVMH Moet Hennessey Louis Vuitton[1]	172,730	9,844,030
Swatch Group AG (The), Cl. B	76,909	9,125,711

		47,049,440

Consumer Staples—5.9%
Beverages—1.4%
C&C Group plc	3,008,894	4,472,685
Heineken NV	262,495	7,245,075
Pernod-Ricard SA	270,982	16,007,543

		27,725,303

Food & Staples Retailing—0.5%
Woolworths Ltd.	594,232	10,443,856
Food Products—2.5%
Barry Callebaut AG2	61,371	36,209,899
Nestle SA	327,162	11,841,432

		48,051,331

Household Products—0.7%
Reckitt Benckiser Group plc	315,129	13,381,181
Personal Products—0.4%
L’Oreal SA	90,903	7,352,253
Tobacco—0.4%
British American Tobacco plc	285,008	7,468,995
Energy—5.6%
Energy Equipment & Services—1.3%
Saipem SpA	298,800	4,658,087
Technip SA	656,542	19,988,621

		24,646,708

Oil, Gas & Consumable Fuels—4.3%
BG Group plc	2,330,137	33,368,664
BP plc, ADR	354,795	17,274,969
F1 |  OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Oil, Gas & Consumable Fuels Continued
Total SA	440,454	$23,116,472
Tsakos Energy Navigation Ltd.	466,150	9,383,600

		83,143,705

Financials—6.6%
Capital Markets—2.3%
3i Group plc	1,133,178	7,218,063
Collins Stewart plc	9,992,289	6,182,519
Credit Suisse Group AG	215,588	6,332,676
ICAP plc	1,713,820	7,791,476
Tullett Prebon plc	5,838,338	16,027,550

		43,552,284

Commercial Banks—0.4%
Anglo Irish Bank Corp. plc	3,204,728	3,487,445
ICICI Bank Ltd., Sponsored ADR	324,790	4,625,010

		8,112,455

Insurance—2.8%
Allianz SE	60,130	5,011,659
AMP Ltd.	1,738,269	6,154,299
Prudential plc	2,059,345	10,744,728
QBE Insurance Group Ltd.	1,739,602	27,337,607
QBE Insurance Group Ltd., Legend Shares	275,500	4,329,445

		53,577,738

Real Estate Management & Development—0.7%
Reinet Investments SCA[2]	54,825	448,580
Solidere, GDR[3]	74,732	1,168,098
Solidere, GDR[3,4]	785,925	12,284,400

		13,901,078

Thrifts & Mortgage Finance—0.4%
Housing Development Finance Corp. Ltd.	121,800	3,592,481
Paragon Group Cos. plc	5,378,602	3,332,050

		6,924,531

Health Care—16.9%
Biotechnology—3.5%
CSL Ltd.	969,800	22,328,172
Grifols SA	722,500	12,450,028
Marshall Edwards, Inc.[2,5,6]	2,824,863	2,824,863
Marshall Edwards, Inc.[2,4,6]	1,565,438	1,565,438
NeuroSearch AS2	657,794	16,194,019
NicOx SA2	653,010	8,626,125
Santhera Pharmaceuticals[2]	63,755	2,231,950

		66,220,595

Health Care Equipment & Supplies—6.7%
DiaSorin SpA	492,567	8,460,920
Essilor International SA	331,936	13,261,161
Nobel Biocare Holding AG	173,615	2,651,720
Smith & Nephew plc	1,691,249	12,610,266
Sonova Holding AG	183,770	9,980,190
Straumann Holding AG	70,233	9,370,884
Synthes, Inc.	397,509	46,070,442
Terumo Corp.	420,380	19,522,259
William Demant Holding AS2	223,705	7,269,121

		129,196,963

Health Care Providers & Services—2.1%
Sonic Healthcare Ltd.	4,688,194	41,167,660
Health Care Technology—0.0%
Ortivus AB, Cl. B2,6	1,638,150	609,059
Life Sciences Tools & Services—0.5%
Art Advanced Research Technologies, Inc.[2,6]	1,721,500	69,404
Art Advanced Research Technologies, Inc.[2,5,6]	1,901,125	76,646
F2 | OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Value

Life Sciences Tools & Services Continued
Art Advanced Research Technologies, Inc., Legend Shares[2,5,6]	6,078,506	$245,062
Art Advanced Research Technologies, Inc., Series 1[2,6]	3,124,013	125,948
Art Advanced Research Technologies, Inc., Series 2[2,6]	976,420	39,365
Art Advanced Research Technologies, Inc., Series 4, Legend Shares[2,6]	8,304,084	334,788
Art Advanced Research Technologies, Inc., Series 5, Legend Shares[2,6]	7,080,531	285,459
BTG plc[2]	3,131,991	8,106,352
Tyrian Diagnostics Ltd.[2,6]	29,874,634	881,628

		10,164,652

Pharmaceuticals—4.1%
Astellas Pharma, Inc.	155,205	6,317,332
GlaxoSmithKline plc	209,991	3,637,844
Novogen Ltd.[2,6]	7,633,456	3,873,736
Oxagen Ltd.[2,5,6]	214,287	2,143
Roche Holding AG	207,159	29,126,747
Sanofi-Aventis SA	223,287	12,390,027
Shionogi & Co. Ltd.	516,200	11,180,642
Takeda Pharmaceutical Co. Ltd.	233,250	11,251,256

		77,779,727

Industrials—17.8%
Aerospace & Defense—0.7%
Empresa Brasileira de Aeronautica SA	3,427,446	13,245,382
Air Freight & Logistics—0.1%
Toll Holdings Ltd.	567,601	2,156,202
Commercial Services & Supplies—5.2%
Aggreko plc	1,943,040	13,456,217
Capita Group plc	5,203,752	55,821,368
Experian plc	2,025,065	12,376,024
Prosegur Compania de Seguridad SA	676,955	19,242,008

		100,895,617

Construction & Engineering—2.2%
Koninklijke Boskalis Westminster NV	356,678	10,203,253
Leighton Holdings Ltd.	974,990	15,672,877
Maire Tecnimont SpA	3,058,554	4,625,812
Outotec OYJ	166,700	2,381,625
Trevi Finanziaria SpA	372,381	4,096,642
Vinci SA	143,521	5,805,303

		42,785,512

Electrical Equipment—4.8%
ABB Ltd.	3,306,367	42,704,971
Alstom	567,200	30,258,993
Ceres Power Holdings plc[2,6]	4,914,785	7,672,029
Ushio, Inc.	901,050	10,682,114

		91,318,107
Industrial Conglomerates—1.2%
Koninklijke (Royal) Philips Electronics NV	525,210	8,569,310
Siemens AG	238,452	14,390,446

		22,959,756

Machinery—2.0%
Aalberts Industries NV	2,632,060	19,323,776
Demag Cranes AG	565,744	11,943,854
Hyundai Heavy Industries Co. Ltd.	33,759	3,626,228
Takeuchi Mfg. Co. Ltd.	582,929	4,348,942

		39,242,800
F3 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Trading Companies & Distributors—1.6%
Bunzl plc	2,806,065	$27,515,038
Wolseley plc	670,630	3,162,730

		30,677,768

Information Technology—19.8%
Communications Equipment—3.5%
Nokia Oyj	378,725	5,358,568
Tandberg ASA	2,924,005	30,077,423
Telefonaktiebolaget LM Ericsson, B Shares	4,386,186	31,085,120

		66,521,111

Computers & Peripherals—0.3%
Logitech International SA2	350,452	4,586,336
Electronic Equipment & Instruments—5.2%
Hoya Corp.	1,215,210	17,445,518
Ibiden Co. Ltd.	345,883	5,433,027
Keyence Corp.	148,774	24,704,859
Nidec Corp.	699,585	34,990,230
Nippon Electric Glass Co. Ltd.	564,475	3,230,170
Omron Corp.	469,618	6,112,847
Phoenix Mecano AG	30,578	8,740,170

		100,656,821

Internet Software & Services—2.8%
United Internet AG	997,531	6,465,608
Yahoo! Japan Corp.	148,286	48,099,466

		54,565,074

IT Services—1.0%
Infosys Technologies Ltd.	791,678	19,806,996
Office Electronics—1.0%
Canon, Inc.	649,860	19,336,713
Semiconductors & Semiconductor Equipment—0.3%
ASM International NV2	616,095	5,242,968
Software—5.7%
Autonomy Corp. plc[2]	2,730,229	39,347,176
Compugroup Holding AG2	752,865	3,835,633
Nintendo Co. Ltd.	107,819	33,416,331
Sage Group plc (The)	2,599,690	6,688,854
SAP AG	408,422	14,002,062
Square Enix Holdings Co. Ltd.	285,274	8,153,344
Temenos Group AG2	394,947	5,008,771

		110,452,171

Materials—2.8%
Chemicals—1.4%
Filtrona plc	3,241,791	5,981,304
Nufarm Ltd.	1,463,177	8,798,751
Sika AG	9,614	6,757,784
Syngenta AG	28,631	5,092,658

		26,630,497

Metals & Mining—1.4%
Impala Platinum Holdings Ltd.	1,388,320	17,246,491
Rio Tinto plc	400,402	9,977,441

		27,223,932

Telecommunication Services—1.5%
Wireless Telecommunication Services—1.5%
KDDI Corp.	2,404	15,595,689
Vodafone Group plc	6,659,070	13,026,879

		28,622,568

Utilities—0.3%
Electric Utilities—0.3%
Fortum Oyj	316,280	6,354,473

Total Common Stocks (Cost$2,109,397,188)		1,681,576,877

Preferred Stocks—2.4%
Ceres, Inc.:
Cv., Series C2,5,6	600,000	3,900,000
Cv., Series C-1[2,5,6]	64,547	419,556
Cv., Series D2,5,6	459,800	2,988,700
Cv., Series F2,5,6	1,900,000	12,350,000
F4 | OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Value

Preferred Stocks Continued
Companhia Vale do Rio Doce, Sponsored ADR	1,682,600	$18,323,514
Porsche Automobil Holding, Preference	117,234	7,718,102

Total Preferred Stocks (Cost $36,649,038)		45,699,872

	Units

Rights, Warrants and Certificates—0.0%
Ceres, Inc., Cv., Series F Wts., Strike Price $6.50, Exp. 9/6/15[2,5,6]	380,000	—
Marshall Edwards, Inc. Wts., Strike Price $3.60, Exp. 8/6/12[2,6]	55,000	215,151
Marshall Edwards, Inc. Wts., Strike Price $4.35, Exp. 7/11/10[2,6]	355,403	288,571
Reinet Investments SCA Wts., Strike Price $4.267, Exp. 12/12/08[2]	54,825	80,104

Total Rights, Warrants and Certificates (Cost $2,197,161)		583,826
Investment Company—9.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 2.20%[6,7] (Cost $181,558,335)	181,558,335	181,558,335
Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned) (Cost $2,329,801,722)		1,909,418,910
Investments Purchased with Cash Collateral from Securities Loaned—0.5%[8]
OFI Liquid Assets Fund, LLC, 2.14%[6,7] (Cost $8,976,200)	8,976,200	8,976,200
Total Investments, at Value (Cost $ 2,338,777,922)	99.6%	1,918,395,110
Other Assets Net of Liabilities	0.4	6,996,115

Net Assets	100.0%	$1,925,391,225

Footnotes to Statement of Investments
1.	Partial or fully-loaned security. See Notes 7 of accompanying Notes.

2.	Non-income producing security.

3.	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $13,849,838 or 0.72% of the Fund’s net assets as of November 30, 2008.

5.	Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of November 30, 2008 was $22,806,970, which represents 1.18% of the Fund’s net assets, of which $10,211,908 is considered restricted. See Note 6 of accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Art Advanced Research Technologies, Inc.	6/19/01	$7,500,000	$76,646	$(7,423,354)
Ceres, Inc., Cv., Series C	1/6/99	2,400,000	3,900,000	1,500,000
Ceres, Inc., Cv., Series C-1	2/6/01-3/21/06	258,188	419,556	161,368
Ceres, Inc., Cv., Series D	3/15/01-3/9/06	2,758,800	2,988,700	229,900
Marshall Edwards, Inc.	5/6/02-9/26/08	9,269,925	2,824,863	(6,445,062)
Oxagen Ltd.	12/20/00	2,210,700	2,143	(2,208,557)

		$24,397,613	$10,211,908	$(14,185,705)

F5 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
6. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units	Gross		Gross	Shares/Units
	November 30, 2007	Additions		Reductions	November 30, 2008

Art Advanced Research Technologies, Inc.	1,721,500	—		—	1,721,500
Art Advanced Research Technologies, Inc.	1,901,125	—		—	1,901,125
Art Advanced Research Technologies, Inc., Legend Shares	6,078,506	—		—	6,078,506
Art Advanced Research Technologies, Inc., Series 1	3,124,013	—		—	3,124,013
Art Advanced Research Technologies, Inc., Series 2	976,420	—		—	976,420
Art Advanced Research Technologies, Inc., Series 4, Legend Shares	—	8,304,084		—	8,304,084
Art Advanced Research Technologies, Inc., Series 5, Legend Shares	—	7,080,531		—	7,080,531
Ceres, Inc., Cv., Series C (formerly Ceres Group, Inc.)	600,000	—		—	600,000
Ceres, Inc., Cv., Series C-1 (formerly Ceres Group, Inc.)	64,547	—		—	64,547
Ceres, Inc., Cv., Series D (formerly Ceres Group, Inc.)	459,800	—		—	459,800
Ceres, Inc., Cv., Series F (formerly Ceres Group, Inc.)	1,900,000	—		—	1,900,000
Ceres, Inc., Cv., Series F Wts., Strike Price $6.50, Exp. 9/6/15 (formerly Ceres Group, Inc.)	380,000	—		—	380,000
Ceres Power Holdings plc	2,558,260	2,356,525		—	4,914,785
Marshall Edwards, Inc.	1,717,263	1,107,600		—	2,824,863
Marshall Edwards, Inc.	1,565,438	—		—	1,565,438
Marshall Edwards, Inc. Wts., Strike Price $3.60, Exp. 8/6/12	55,000	—		—	55,000
Marshall Edwards, Inc. Wts., Strike Price $4.35, Exp. 7/11/10	355,403	—		—	355,403
Novogen Ltd.	6,618,140	1,015,316		—	7,633,456
OFI Liquid Assets Fund, LLC	—	37,461,890		28,485,690	8,976,200
Oppenheimer Institutional Money Market Fund, Cl. E	121,737,734	1,036,744,863		976,924,262	181,558,335
Ortivus AB, Cl. B	1,638,150	—		—	1,638,150
Oxagen Ltd.	214,287	—		—	214,287
Tyrian Diagnostics Ltd. (formerly Proteome Systems Ltd.)	—	29,874,634	[a]	—	29,874,634

	Value	Income

Art Advanced Research Technologies, Inc.	$69,404	$—
Art Advanced Research Technologies, Inc.	76,646	—
Art Advanced Research Technologies, Inc., Legend Shares	245,062	—
Art Advanced Research Technologies, Inc., Series 1	125,948	—
Art Advanced Research Technologies, Inc., Series 2	39,365	—
Art Advanced Research Technologies, Inc., Series 4, Legend Shares	334,788	—
Art Advanced Research Technologies, Inc., Series 5, Legend Shares	285,459	—
F6 |  OPPENHEIMER INTERNATIONAL GROWTH FUND

	Value	Income

Ceres, Inc., Cv., Series C (formerly Ceres Group, Inc.)	$3,900,000	$—
Ceres, Inc., Cv., Series C-1 (formerly Ceres Group, Inc.)	419,556	—
Ceres, Inc., Cv., Series D (formerly Ceres Group, Inc.)	2,988,700	—
Ceres, Inc., Cv., Series F (formerly Ceres Group, Inc.)	12,350,000	—
Ceres, Inc., Cv., Series F Wts., Strike Price $6.50, Exp. 9/6/15 (formerly Ceres Group, Inc.)	—	—
Ceres Power Holdings plc	7,672,029	—
Marshall Edwards, Inc.	2,824,863	—
Marshall Edwards, Inc.	1,565,438	—
Marshall Edwards, Inc. Wts., Strike Price $3.60, Exp. 8/6/12	215,151	—
Marshall Edwards, Inc. Wts., Strike Price $4.35, Exp. 7/11/10	288,571	—
Novogen Ltd.	3,873,736	—
OFI Liquid Assets Fund, LLC	8,976,200	60,618	[b]
Oppenheimer Institutional Money Market Fund, Cl. E	181,558,335	6,446,075
Ortivus AB, Cl. B	609,059	—
Oxagen Ltd.	2,143	—
Tyrian Diagnostics Ltd. (formerly Proteome Systems Ltd.)	881,628	—

	$229,302,081	$6,506,693

a.	All or a portion is the result of a corporate action.

b.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties .
7.	Rate shown is the 7-day yield as of November 30, 2008.

8.	The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 7 of accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of November 30, 2008:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1—Quoted Prices	$901,976,657	$—
Level 2—Other Significant Observable Inputs	996,758,055	77,016
Level 3—Significant Unobservable Inputs	19,660,398	—

Total	$1,918,395,110	$77,016

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swaps are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
F7 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts as of November 30, 2008 are as follows:

		Contract
		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000s)	Date	Value	Appreciation	Depreciation

Euro (EUR)	Sell	4,435 eur	12/1/08	$5,634,088	$93,113	$—
Euro (EUR)	Buy	721 eur	12/1/08	916,460	—	15,146
South African Rand (ZAR)	Buy	6,903 zar	12/1/08	684,810	—	951

Total unrealized appreciation and depreciation					$93,113	$16,097

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$364,856,526	19.0%
Japan	305,847,095	15.9
Switzerland	243,762,754	12.7
United States	225,201,674	11.7
France	175,840,804	9.2
Australia	143,144,233	7.5
Germany	68,178,951	3.6
The Netherlands	50,584,382	2.6
Spain	47,060,922	2.5
Sweden	42,202,882	2.2
Italy	40,730,966	2.1
India	33,531,615	1.8
Brazil	31,568,896	1.6
Norway	30,077,423	1.6
Denmark	23,463,140	1.2
South Africa	17,246,491	0.9
Finland	14,094,666	0.7
Lebanon	13,452,498	0.7
Mexico	12,497,854	0.7
Jersey, Channel Islands	12,376,024	0.6
Bermuda	9,383,600	0.5
Ireland	7,960,130	0.4
Korea, Republic of South	3,626,228	0.2
Canada	1,176,672	0.1
Luxembourg	528,684	0.0

Total	$1,918,395,110	100.0%

See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2008

Assets

Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost$2,050,783,617)	$1,689,093,029
Affiliated companies (cost $287,994,305)	229,302,081

1,918,395,110
Cash	3,142,857
Unrealized appreciation on foreign currency exchange contracts	93,113
Receivables and other assets:
Investments sold	16,250,502
Shares of beneficial interest sold	5,676,120
Dividends	4,250,561
Other	165,592

Total assets	1,947,973,855

Liabilities

Return of collateral for securities loaned	8,976,200
Unrealized depreciation on foreign currency exchange contracts	16,097
Payables and other liabilities:
Investments purchased	6,434,252
Shares of beneficial interest redeemed	4,501,194
Management and administrative fees	1,122,245
Distribution and service plan fees	543,927
Transfer and shareholder servicing agent fees	355,599
Trustees’ compensation	280,646
Shareholder communications	192,712
Other	159,758

Total liabilities	22,582,630

Net Assets	$1,925,391,225

Composition of Net Assets

Paid-in capital	$2,634,406,069
Accumulated net investment income	23,372,454
Accumulated net realized loss on investments and foreign currency transactions	(310,939,184)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(421,448,114)

Net Assets	$1,925,391,225

F9 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $700,393,762 and 41,143,820 shares of beneficial interest outstanding)	$17.02
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$18.06
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $65,006,010 and 4,021,604 shares of beneficial interest outstanding)	$16.16
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $143,472,608 and 8,885,085 shares of beneficial interest outstanding)	$16.15
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $46,420,092 and 2,773,680 shares of beneficial interest outstanding)	$16.74
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $970,098,753 and 56,998,414 shares of beneficial interest outstanding)	$17.02
See accompanying Notes to Financial Statements.
F10  |  OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended November 30, 2008

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,397,684)	$57,516,511
Affiliated companies	6,446,075
Income from investment of securities lending cash collateral, net:
Unaffiliated companies	1,046,926
Affiliated companies	60,618
Interest	74,733
Other income	34,411

Total investment income	65,179,274

Expenses

Management fees	17,811,895
Distribution and service plan fees:
Class A	2,871,928
Class B	1,208,237
Class C	2,419,429
Class N	347,333
Transfer and shareholder servicing agent fees:
Class A	2,844,302
Class B	331,874
Class C	571,630
Class N	247,791
Class Y	402,936
Shareholder communications:
Class A	296,770
Class B	75,835
Class C	69,598
Class N	10,999
Class Y	11,716
Custodian fees and expenses	314,053
Trustees’ compensation	117,075
Other	168,693

Total expenses	30,122,094
Less reduction to custodian expenses	(3,782)
Less waivers and reimbursements of expenses	(264,975)

Net expenses	29,853,337

Net Investment Income	35,325,937
F11  |  OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments from unaffiliated companies	$(92,533,207)
Foreign currency transactions	30,956,399

Net realized loss	(61,576,808)
Net change in unrealized depreciation on:
Investments	(1,162,416,884)
Translation of assets and liabilities denominated in foreign currencies	(269,214,502)

Net change in unrealized depreciation	(1,431,631,386)

Net Decrease in Net Assets Resulting from Operations	$(1,457,882,257)

See accompanying Notes to Financial Statements.
F12  |  OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended November 30,	2008	2007

Operations

Net investment income	$35,325,937	$19,161,718
Net realized gain (loss)	(61,576,808)	54,453,131
Net change in unrealized appreciation (depreciation)	(1,431,631,386)	312,932,144

Net increase (decrease) in net assets resulting from operations	(1,457,882,257)	386,546,993

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(9,681,191)	(8,785,786)
Class B	—	—
Class C	(311,318)	(392,748)
Class N	(369,499)	(279,118)
Class Y	(10,088,234)	(4,345,983)

	(20,450,242)	(13,803,635)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(45,627,743)	58,664,626
Class B	(34,278,489)	(32,053,960)
Class C	(13,795,338)	29,164,041
Class N	9,708,905	11,076,275
Class Y	677,808,446	557,558,803

	593,815,781	624,409,785

Net Assets

Total increase (decrease)	(884,516,718)	997,153,143
Beginning of period	2,809,907,943	1,812,754,800

End of period (including accumulated net investment income (loss) of $23,372,454 and $(277,080), respectively)	$1,925,391,225	$2,809,907,943

See accompanying Notes to Financial Statements.
F13  |  OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended November 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$32.13	$27.03	$20.70	$18.19	$15.72

Income (loss) from investment operations:
Net investment income[1]	.36	.27	.10	.10	.04
Net realized and unrealized gain (loss)	(15.25)	5.04	6.38	2.53	2.63

Total from investment operations	(14.89)	5.31	6.48	2.63	2.67

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.21)	(.15)	(.12)	(.20)

Net asset value, end of period	$17.02	$32.13	$27.03	$20.70	$18.19

Total Return, at Net Asset Value[2]	(46.64)%	19.78%	31.49%	14.51%	17.18%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$700,394	$1,399,782	$1,115,664	$787,600	$686,313

Average net assets (in thousands)	$1,167,188	$1,352,329	$924,048	$717,536	$598,265

Ratios to average net assets:[3]
Net investment income	1.34%	0.88%	0.40%	0.52%	0.22%
Total expenses	1.26%[4]	1.20%[4]	1.28%[4]	1.49%	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.20%	1.28%	1.41%	1.43%

Portfolio turnover rate	21%	8%	12%	26%	37%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2008	1.27%
Year Ended November 30, 2007	1.20%
Year Ended November 30, 2006	1.28%
See accompanying Notes to Financial Statements.
F14  |  OPPENHEIMER INTERNATIONAL GROWTH FUND

Class B Year Ended November 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$30.54	$25.69	$19.69	$17.33	$15.00

Income (loss) from investment operations:
Net investment income (loss)[1]	.13	.02	(.08)	(.05)	(.09)
Net realized and unrealized gain (loss)	(14.51)	4.83	6.08	2.41	2.51

Total from investment operations	(14.38)	4.85	6.00	2.36	2.42

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	(.09)

Net asset value, end of period	$16.16	$30.54	$25.69	$19.69	$17.33

Total Return, at Net Asset Value[2]	(47.09)%	18.88%	30.47%	13.62%	16.25%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$65,006	$164,175	$167,383	$160,347	$166,973

Average net assets (in thousands)	$120,915	$167,676	$165,575	$162,953	$167,441

Ratios to average net assets:[3]
Net investment income (loss)	0.49%	0.07%	(0.37)%	(0.25)%	(0.57)%
Total expenses	2.08%[4]	1.99%[4]	2.07%[4]	2.19%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.06%	1.99%	2.07%	2.19%	2.21%

Portfolio turnover rate	21%	8%	12%	26%	37%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2008	2.09%
Year Ended November 30, 2007	1.99%
Year Ended November 30, 2006	2.07%
See accompanying Notes to Financial Statements.
F15  |  OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended November 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$30.52	$25.71	$19.71	$17.34	$15.01

Income (loss) from investment operations:
Net investment income (loss)[1]	.15	.04	(.08)	(.04)	(.08)
Net realized and unrealized gain (loss)	(14.49)	4.82	6.09	2.41	2.52

Total from investment operations	(14.34)	4.86	6.01	2.37	2.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.05)	(.01)	—	(.11)

Net asset value, end of period	$16.15	$30.52	$25.71	$19.71	$17.34

Total Return, at Net Asset Value[2]	(47.03)%	18.91%	30.51%	13.67%	16.34%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$143,472	$292,598	$220,735	$158,968	$144,529

Average net assets (in thousands)	$241,776	$262,038	$188,347	$151,790	$131,125

Ratios to average net assets:[3]
Net investment income (loss)	0.59%	0.13%	(0.34)%	(0.20)%	(0.52)%
Total expenses	2.01%[4]	1.94%[4]	2.03%[4]	2.13%	2.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	1.94%	2.03%	2.13%	2.16%

Portfolio turnover rate	21%	8%	12%	26%	37%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2008	2.02%
Year Ended November 30, 2007	1.94%
Year Ended November 30, 2006	2.03%
See accompanying Notes to Financial Statements.
F16  |  OPPENHEIMER INTERNATIONAL GROWTH FUND

Class N Year Ended November 30,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$31.62	$26.61	$20.40	$17.94	$15.51

Income (loss) from investment operations:
Net investment income (loss)[1]	.27	.16	.01	.05	–[2]
Net realized and unrealized gain (loss)	(15.00)	4.99	6.30	2.49	2.60

Total from investment operations	(14.73)	5.15	6.31	2.54	2.60

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	(.14)	(.10)	(.08)	(.17)

Net asset value, end of period	$16.74	$31.62	$26.61	$20.40	$17.94

Total Return, at Net Asset Value[3]	(46.79)%	19.42%	31.05%	14.19%	16.94%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$46,420	$76,909	$54,908	$36,980	$32,631

Average net assets (in thousands)	$69,381	$66,468	$44,538	$33,383	$26,738

Ratios to average net assets:[4]
Net investment income (loss)	1.06%	0.55%	0.06%	0.26%	(0.02)%
Total expenses	1.62%[5]	1.53%[5]	1.64%[5]	1.77%	1.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.53%	1.62%	1.67%	1.66%

Portfolio turnover rate	21%	8%	12%	26%	37%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2008	1.63%
Year Ended November 30, 2007	1.53%
Year Ended November 30, 2006	1.64%
See accompanying Notes to Financial Statements.
F17  |  OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended November 30,	2008	2007	2006	2005[1]

Per Share Operating Data

Net asset value, beginning of period	$32.12	$27.07	$20.74	$20.71

Income (loss) from investment operations:
Net investment income[2]	.49	.40	.25	.05
Net realized and unrealized gain (loss)	(15.23)	5.04	6.34	(.02)

Total from investment operations	(14.74)	5.44	6.59	.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.36)	(.39)	(.26)	—

Net asset value, end of period	$17.02	$32.12	$27.07	$20.74

Total Return, at Net Asset Value[3]	(46.37)%	20.32%	32.11%	0.15%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$970,099	$876,444	$254,065	$6,731

Average net assets (in thousands)	$881,407	$479,060	$142,489	$2,071

Ratios to average net assets:[4]
Net investment income	1.92%	1.33%	1.03%	0.98%
Total expenses	0.79%[5]	0.74%[5]	0.77%[5]	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.74%	0.77%	0.85%

Portfolio turnover rate	21%	8%	12%	26%

1.	For the period from September 7, 2005 (inception of offering) to November 30, 2005.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2008	0.80%
Year Ended November 30, 2007	0.74%
Year Ended November 30, 2006	0.77%
See accompanying Notes to Financial Statements.
F18  |  OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer International Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. This fee will be discontinued effective January 1, 2009.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
F19 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
F20 | OPPENHEIMER INTERNATIONAL GROWTH FUND

     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investments in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered
F21 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. The Fund’s investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$28,818,583	$—	$276,266,364	$461,295,710

1.	As of November 30, 2008, the Fund had $263,800,385 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of November 30, 2008, details of the capital loss carryforwards were as follows:

Expiring

2010	$55,861,629
2011	175,613,980
2016	32,324,776

Total	$263,800,385

F22 | OPPENHEIMER INTERNATIONAL GROWTH FUND

2.	As of November 30, 2008, the Fund had $12,442,764 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	The Fund had $23,215 of post-October passive foreign investment company losses which were deferred.

4.	During the fiscal year ended November 30, 2008, the Fund did not utilize any capital loss carryforward.

5.	During the fiscal year ended November 30, 2007, the Fund utilized $52,005,284 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for November 30, 2008. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated	Increase to Accumulated
Net Investment Income	Net Realized Loss on Investments

$8,773,839	$8,773,839
The tax character of distributions paid during the years ended November 30, 2008 and November 30, 2007 was as follows:

	Year Ended	Year Ended
	November 30, 2008	November 30, 2007

Distributions paid from:
Ordinary income	$20,450,242	$13,803,635
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,378,548,502
Federal tax cost of other investments	(4,032,819)

Total federal tax cost	$2,374,515,683

Gross unrealized appreciation	$117,535,771
Gross unrealized depreciation	(578,831,481)

Net unrealized depreciation	$(461,295,710)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution
F23 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
method with respect to their benefits under the Plan. During the year ended November 30, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$62,962
Payments Made to Retired Trustees	18,252
Accumulated Liability as of November 30, 2008	215,444
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
F24 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2008		Year Ended November 30, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	14,246,969	$377,551,461	18,668,950	$564,370,473
Dividends and/or distributions reinvested	276,556	8,296,675	271,051	7,467,460
Redeemed	(16,943,621)	(431,475,879)[1]	(16,651,667)	(513,173,307)[2]

Net increase (decrease)	(2,420,096)	$(45,627,743)	2,288,334	$58,664,626

Class B
Sold	928,235	$24,318,136	1,603,601	$46,416,051
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(2,283,089)	(58,596,625)[1]	(2,741,557)	(78,470,011)[2]

Net decrease	(1,354,854)	$(34,278,489)	(1,137,956)	$(32,053,960)

Class C
Sold	2,380,576	$60,705,326	2,891,846	$83,343,257
Dividends and/or distributions reinvested	8,834	253,191	12,358	325,622
Redeemed	(3,091,508)	(74,753,855)[1]	(1,901,366)	(54,504,838)[2]

Net increase (decrease)	(702,098)	$(13,795,338)	1,002,838	$29,164,041

F25 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended November 30, 2008		Year Ended November 30, 2007
	Shares	Amount	Shares	Amount

Class N
Sold	1,403,933	$36,705,934	1,186,038	$35,359,161
Dividends and/or distributions reinvested	11,297	334,170	9,350	254,237
Redeemed	(1,074,103)	(27,331,199)[1]	(825,995)	(24,537,123)[2]

Net increase	341,127	$9,708,905	369,393	$11,076,275

Class Y
Sold	39,384,193	$893,904,585	18,336,046	$571,056,238
Dividends and/or distributions reinvested	315,529	9,421,684	153,526	4,342,445
Redeemed	(9,985,749)	(225,517,823)[1]	(590,580)	(17,839,880)[2]

Net increase	29,713,973	$677,808,446	17,898,992	$557,558,803

1.	Net of redemption fees of $37,832, $3,919, $7,836, $2,249 and $28,568 for Class A, Class B, Class C, Class N and Class Y, respectively.

2.	Net of redemption fees of $13,264 $1,645 $2,570 $652 and $4,699 for Class A, Class B, Class C, Class N and Class Y, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended November 30, 2008, were as follows:

	Purchases	Sales

Investment securities	$1,036,430,028	$493,509,365
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
|
Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $3 billion	0.67
Over $5 billion	0.65
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended November 30, 2008, the Fund paid $4,335,955 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
F26 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2008 for Class B, Class C and Class N shares were $1,584,056, $4,345,721 and $647,187, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

November 30, 2008	$391,628	$67,334	$232,550	$28,161	$6,147
F27 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended November 30, 2008, OFS waived $25,525, $11,469, $4,413 and $24,058 for Class A, Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended November 30, 2008, the Manager waived $199,510 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Illiquid or Restricted Securities
As of November 30, 2008, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
F28 | OPPENHEIMER INTERNATIONAL GROWTH FUND

7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of November 30, 2008, the Fund had on loan securities valued at $8,372,043. Collateral of $8,976,200 was received for the loans, all of which was received in cash and subsequently invested in approved instruments. As of November 30, 2008, the Fund had no securities on loan.
8. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F29 | OPPENHEIMER INTERNATIONAL GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer International Growth Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund, including the statement of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund as of November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
January 20, 2009
F30 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended November 30, 2008 which are not designated as capital gain distributions should be multiplied by 1.88% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended November 30, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $51,192,053 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended November 30, 2008, $37,977 or 0.19% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $1,862,364 of foreign income taxes paid by the Fund during the fiscal year ended November 30, 2008. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of $31,987,665 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
23 | OPPENHEIMER INTERNATIONAL GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
24 | OPPENHEIMER INTERNATIONAL GROWTH FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Evans, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load international multi-cap growth funds advised by other investment advisers. The Board noted that the Fund’s five-year and ten-year performance were better than its peer group median although its one-year and three-year performance were below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and international multi-cap growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees and total expenses are lower than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and
25 | OPPENHEIMER INTERNATIONAL GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
26 | OPPENHEIMER INTERNATIONAL GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington,D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
27 | OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985- 1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 67	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
28 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 1999) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 1996) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969—March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Woman’s Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Member of Capital Campaign Committee of Island Medical Center (medical facility) (2006 to 2008); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976 to 2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994- December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.
29 | OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Peter I. Wold, Trustee (since 2005) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute’s Board of Governors (since October 2003); Chairman of the Investment Company Institute’s Board of Governors (since October 2007). Oversees 105 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Evans and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President and Portfolio Manager (since 1996) Age: 49	Senior Vice President (since October 1993) and Director of International Equities (since July 2004) of the Manager. Formerly Vice President of HarbourView Asset Management Corporation (July 1994-November 2001). An officer of 3 portfolios in the OppenheimerFunds complex.
30 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of the Manager, OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (Since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 105 port- folios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.525.7048.
31 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $27,800 in fiscal 2008 and $26,000 in fiscal 2007.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $255,000 in fiscal 2008 and $256,236 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FAS 123R.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $3,142 in fiscal 2008 and $2,334 in fiscal 2007 to the registrant.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Indian and Venezuelan tax services.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $257,334 in fiscal 2008 and $258,570 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
a) Not applicable.
b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date:	01/15/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date: 01/15/2009

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date: 01/15/2009